SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 6, 2004

Date of Report (Date of earliest event reported)

Factory Card & Party Outlet Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-21859	36-3652087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 Diehl Road, Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 579-2000

(Registrant’s telephone number)

Item 5. Other Events and Regulation FD Disclosure.

On August 5, 2004, Factory Card & Party Outlet Corp. announced net sales for fiscal July 2004. A copy of Factory Card & Party Outlet Corp’s press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release issued by Factory Card & Party Outlet Corp. dated August 5, 2004.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTORY CARD & PARTY OUTLET CORP.
/s/ James D. Constantine
James D. Constantine
Dated: August 6, 2004	Executive Vice President and
Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Factory Card & Party Outlet Corp. dated August 5, 2004